UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2016

Wells Fargo Commercial Mortgage Trust 2016-NXS5
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Wells Fargo Bank, National Association Natixis Real Estate Capital LLC
Silverpeak Real Estate Finance LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-03	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina		28288-1066
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.

Item 8.01. Other Events.

On or about February 26, 2016, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2016-NXS5, Commercial Mortgage Pass-Through Certificates, Series 2016-NXS5 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2016-NXS5 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 1, 2015 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-SB, Class A-S, Class X-A, Class X-B, Class B, Class C, and Class D Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class A-6FL, Class A-6FX, Class X-F, Class X-G, Class X-H, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about February 26, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of sixty-four (64) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of February 18, 2016, between the Registrant and Wells Fargo; certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of February 18, 2016, between the Registrant and Natixis; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Silverpeak Real Estate Finance LLC (“Silverpeak”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of February 18, 2016, between the Registrant and Silverpeak.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and Natixis Securities Americas LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of February 18, 2016, between the Registrant, the Dealers, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of February 18, 2016, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 19, 2016 and filed with the Securities and Exchange Commission on February 26, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-NXS3, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3 was issued by Wells Fargo Commercial Mortgage Trust 2015-NXS3, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2015 (the “WFCM 2015-NXS3 Pooling and Servicing Agreement”) between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, National Cooperative Bank, N.A., as NCB master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as One Court Square special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee. Pursuant to the Pooling and Servicing Agreement, the One Court Square Whole Loan is a Non-Serviced Whole Loan, the One Court Square Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the One Court Square Whole Loan is governed by the WFCM 2015-NXS3 Pooling and Servicing Agreement and by the Second Amended and Restated One Court Square Co-Lender Agreement (as defined below). The WFCM 2015-NXS3 Pooling and Servicing Agreement is attached hereto as Exhibit 99.4.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-NXS4, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4 was issued by Wells Fargo Commercial Mortgage Trust 2015-NXS4, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2015 (the “WFCM 2015-NXS4 Pooling and Servicing Agreement”) between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee. Pursuant to the Pooling and Servicing Agreement, the Keurig Green Mountain Whole Loan is a Non-Serviced Whole Loan, the Keurig Green Mountain Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Keurig Green Mountain Whole Loan is governed by the WFCM 2015-NXS4 Pooling and Servicing Agreement and by the Keurig Green Mountain Co-Lender Agreement (as defined below). The WFCM 2015-NXS4 Pooling and Servicing Agreement is attached hereto as Exhibit 99.5.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2016-C32, Commercial Mortgage Pass-Through Certificates, Series 2016-C32 was issued by Wells Fargo Commercial Mortgage Trust 2016-C32, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2016 (the “WFCM 2016-C32 Pooling and Servicing Agreement”) between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, National Cooperative Bank, N.A., as NCB master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as trust advisor and as asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the 10 South LaSalle Street Whole Loan is a Non-Serviced Whole Loan, the 10 South LaSalle Street Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the 10 South LaSalle Street Whole Loan is governed by the WFCM 2016-C32 Pooling and Servicing Agreement and the 10 South LaSalle Street Co-Lender Agreement (as defined below). The WFCM 2016-C32 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

The holders of the promissory notes evidencing the One Court Square Whole Loan (the “One Court Square Noteholders”) have entered into a second amended and restated co-lender agreement, dated as of February 26, 2016 (the “Second Amended and Restated One Court Square Co-Lender Agreement”), between the One Court Square Noteholders, which sets forth the respective rights of each One Court Square Noteholder. The Second Amended and Restated One Court Square Co-Lender Agreement is attached hereto as Exhibit 99.7.

The initial holders of the promissory notes evidencing the Keurig Green Mountain Whole Loan (the “Keurig Green Mountain Noteholders”) have entered into an agreement between note holders, dated as of October 7, 2015 (the “Keurig Green Mountain Co-Lender Agreement”), between the Keurig Green Mountain Noteholders, which sets forth the respective rights of each Keurig Green Mountain Noteholder. The Keurig Green Mountain Co-Lender Agreement is attached hereto as Exhibit 99.8.

The initial holders of the promissory notes evidencing the 10 South LaSalle Street Whole Loan (the “10 South LaSalle Street Noteholders”) have entered into an agreement between note holders, dated as of December 31, 2015 (the “10 South LaSalle Street Co-Lender Agreement”), between the 10 South LaSalle Street Noteholders, which sets forth the respective rights of each 10 South LaSalle Street Noteholder. The 10 South LaSalle Street Co-Lender Agreement is attached hereto as Exhibit 99.9.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
1.1	Underwriting Agreement, dated as of February 18, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and Natixis Securities Americas LLC.

4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 19, 2016.

99.1	Mortgage Loan Purchase Agreement, dated as of February 18, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of February 18, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of February 18, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC.

99.4	Pooling and Servicing Agreement, dated as of October 1, 2015, between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, National Cooperative Bank, N.A., as NCB master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as One Court Square special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to Wells Fargo Commercial Mortgage Trust 2015-NXS3.

99.5	Pooling and Servicing Agreement, dated as of December 1, 2015, between the Registrant, as depositor,Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to Wells Fargo Commercial Mortgage Trust 2015-NXS4.

99.6	Pooling and Servicing Agreement, dated as of February 1, 2016, between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, National Cooperative Bank, N.A., as NCB master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as trust advisor and as asset representations reviewer, relating to Wells Fargo Commercial Mortgage Trust 2016-C32.

99.7	Second Amended and Restated Co-Lender Agreement, dated as of February 26, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, Natixis Real Estate Capital LLC, as note A-2 holder, Wilmington Trust, National Association, as trustee for the benefit of the holders of Wells Fargo Commercial Mortgage Trust 2015-NXS4, Commercial Mortgage Pass-Through

Certificates, Series 2015-NXS4, as note A-3 holder, Wilmington Trust, National Association, as trustee for the benefit of the holders of Wells Fargo Commercial Mortgage Trust 2015-NXS3, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3, as note A-4 holder, and Natixis Real Estate Capital LLC, as note A-5 holder, relating to the One Court Square Whole Loan.

99.8	Agreement Between Note Holders, dated as of October 7, 2015, between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the Keurig Green Mountain Whole Loan.

99.9	Agreement Between Note Holders, dated as of December 31, 2015, between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 10 South LaSalle Street Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

By: /s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

Dated: February 26, 2016

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of February 18, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and Natixis Securities Americas LLC.

4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 19, 2016.

99.1	Mortgage Loan Purchase Agreement, dated as of February 18, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of February 18, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of February 18, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC.

99.4	Pooling and Servicing Agreement, dated as of October 1, 2015, between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, National Cooperative Bank, N.A., as NCB master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as One Court Square special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to Wells Fargo Commercial Mortgage Trust 2015-NXS3.

99.5	Pooling and Servicing Agreement, dated as of December 1, 2015, between the Registrant, as depositor,Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to Wells Fargo Commercial Mortgage Trust 2015-NXS4.

99.6	Pooling and Servicing Agreement, dated as of February 1, 2016, between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, National Cooperative Bank, N.A., as NCB master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as trust advisor and as asset representations reviewer, relating to Wells Fargo Commercial Mortgage Trust 2016-C32.

99.7	Second Amended and Restated Co-Lender Agreement, dated as of February 26, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, Natixis Real Estate Capital LLC, as note A-2 holder, Wilmington Trust, National Association, as trustee for the benefit of the holders of Wells Fargo Commercial Mortgage Trust 2015-NXS4, Commercial Mortgage Pass-Through

Certificates, Series 2015-NXS4, as note A-3 holder, Wilmington Trust, National Association, as trustee for the benefit of the holders of Wells Fargo Commercial Mortgage Trust 2015-NXS3, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3, as note A-4 holder, and Natixis Real Estate Capital LLC, as note A-5 holder, relating to the One Court Square Whole Loan.

99.8	Agreement Between Note Holders, dated as of October 7, 2015, between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the Keurig Green Mountain Whole Loan.

99.9	Agreement Between Note Holders, dated as of December 31, 2015, between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 10 South LaSalle Street Whole Loan.